Exhibit 23.4


                               Airclaims Limited

                             CONSENT OF APPRAISER


We consent to the use of our reports included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission.

Dated: May 31, 2000
                                                  AIRCLAIMS LIMITED

                                                  By: /s/ Edward Pieniazek
                                                     --------------------------
                                                     Name:  EDWARD PIENIAZEK
                                                     Title: DIRECTOR
                                                            AIRCLAIMS LTD.